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                                                                   Exhibit 10.4

                       TOM'S FOODS CAPITAL CORPORATION
                              900 Eighth Street
                           Columbus, Georgia 31902





                               October 14, 1997



Congress Financial Corporation
   (Southern)
200 Galleria Parkway
Suite 1500
Atlanta, Georgia  30339


     Re:  Confirmation and Acknowledgement of
          Guarantee and General Security Agreement


Gentlemen:


     Reference is made to the Loan and Security Agreement, dated as of August 30, 1996, between Congress Financial Corporation (Southern) ("Lender") and Tom's Foods Inc. ("Borrower"), pursuant to which Lender and Borrower have entered into secured financing arrangements (the "Loan Agreement"). Pursuant to the Loan Agreement, Tom's Foods Capital Corporation ("TFCC") executed and delivered to Lender (i) a Guarantee, dated as of August 30, 1996, pursuant to which, among other things, TFCC has absolutely and unconditionally guaranteed payment and performance of all Obligations of Borrower to Lender (the "Guarantee") and (ii) a General Security Agreement, dated as of August 30, 1996, pursuant to which, among other things, TFCC granted to Lender a general security interest in and lien upon all or substantially all of TFCC's present and future assets and properties (the "General Security Agreement"). Capitalized terms used herein and not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Loan Agreement.

     In connection with the proposed issuance by Borrower of $60,000,000 of its 10 1/2% Senior Secured Notes due 2004, Borrower and Lender are about to enter into an Amended and Restated Loan and Security Agreement, dated as of the date hereof, amending and restating the terms and provisions governing the financing arrangements between Borrower and Lender (the "Amended Loan Agreement"). It is a condition precedent to the effectiveness of the Amended Loan Agreement and any loans and other financial accommodations to Borrower thereunder, that TFCC execute and deliver to Lender this confirmation and acknowledgment.




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     Accordingly, TFCC hereby acknowledges and confirms to Lender that the
Guarantee remains in full force and effect, unmodified, that the term "Guaranteed Obligations" as used therein shall include all present and future "Obligations" (as defined in the Amended Loan Agreement) of Borrower to Lender, and that TFCC is and shall remain liable to Lender pursuant to the Guarantee, without offset, defense or counterclaim of any kind, nature or description.

     TFCC hereby further acknowledges and confirms to Lender that, under the terms of the General Security Agreement, TFCC has granted to Lender, and, by way of confirmation, hereby grants to Lender, a continuing general security interest in and lien upon all of the "Collateral" (as defined in the General Security Agreement), to secure the payment and performance of all "Obligations" (as defined in the General Security Agreement), of TFCC to Lender, and that the General Security Agreement is and shall continue in full force and effect, unmodified.

     TFCC hereby further represents and warrants to Lender that all of the representations and warranties contained in the Guarantee and General Security Agreement are true, correct and complete as of the date hereof, except to the extent, if any, that such representations and warranties specifically relate to a specified earlier date, in which case such representations and warranties are true and correct as of such specified earlier date.

     This confirmation and acknowledgement shall be binding upon TFCC and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

     TFCC WAIVES THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY MATTER ARISING OUT OF OR IN ANY WAY RELATING TO THE LOAN AGREEMENT, THE GUARANTEE, THE GENERAL SECURITY AGREEMENT OR THIS CONFIRMATION AND ACKNOWLEDGEMENT.

     This confirmation and acknowledgement shall be governed by, and construed in accordance with, the internal laws of the State of Georgia, without regard to principles of conflicts of law.



                                            Very truly yours,

                                            TOM'S FOODS CAPITAL CORPORATION


                                            By: /s/ S. Albert Gaston
                                               ----------------------------

                                            Title: Senior Vice President
                                                  -------------------------


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